UNITED STATES SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C.  20549

FORM 8-K

CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF
THE SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported):  July 12, 2011

UNIVERSAL SECURITY INSTRUMENTS, INC.
(Exact name of registrant as specified in its charter)

Maryland	0-7885	52-0898545
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

11407 Cronhill Drive, Suite A, Owings Mills, Maryland  21117
(Address of Principal Executive Offices)

Registrant’s telephone number, including area code: (410) 363-3000

Inapplicable
(Former Name or Former Address if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

INFORMATION TO BE INCLUDED IN THE REPORT

Item 5.03.   Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

(a)  On July 12, 2011, in accordance with Section 2-109 of the Maryland General Corporation Law and Article V of the Registrant’s Bylaws, the Registrant’s Board of Directors amended Article I, Section 7 of the Registrant’s Bylaws to provide that except as otherwise required by the Maryland General Corporation Law or the Registrant’s Articles of Incorporation, the affirmative vote of the holders of a majority of the all of the votes cast at a meeting at which a quorum is present shall be sufficient and necessary to elect directors or for the taking or authorization of any action by the stockholders.  Prior to this amendment, the affirmative vote of the holders of a majority of the stock issued and entitled to vote was required to elect directors or for the taking or authorization of any action by the stockholders.

Item 9.01.   Financial Statements and Exhibits.

(d)	Exhibits

The following exhibits are filed herewith:

Exhibit No.
3.1	Bylaws, as amended July 12, 2011

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

UNIVERSAL SECURITY INSTRUMENTS, INC.
(Registrant)

Date: July 13, 2011	By:	/s/ Harvey B. Grossblatt
Harvey B. Grossblatt
President